This Statement of Additional Information is being revised to disclose a change in the Board of Trustees due to Dr. Thomas F. Morrissey’s retirement.  As a result, this Statement of Additional Information is revised as disclosed below.

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated July 2, 2009 to the

Statement of Additional Information (“SAI”) dated March 1, 2009

1.               The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 29:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of the retirement of Dr. Thomas F. Morrissey, effective June 24, 2009, the Board currently has one vacancy and eleven Trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

VIF-SAI-SUPP1